EXECUTION VERSION


                         SECURITIES PURCHASE AGREEMENT


THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is made as of the 7th day of March, 2006, by and between Powerlinx, Inc. (the "Company"), a corporation organized under the laws of the State of Nevada, with its principal offices at St. Petersburg, Florida, and the purchasers listed on Schedule I attached hereto (individually, a "Purchaser" and collectively, the "Purchasers").

WHEREAS:

     A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (together with the rules and regulations of the Commission promulgated thereunder, the "Securities Act"), and Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act;

     B. The Company has authorized convertible debentures of the Company in the form attached hereto as ExhibitA (together with any convertible debentures issued in replacement or exchange thereof in accordance with the terms thereof, the "Debentures"), which Debentures shall be, in accordance with the terms of the Debentures, in whole or in part, convertible into shares of the Company's common stock, par value $0.001 per share ("Common Stock");

     C. The Company has authorized warrants to purchase shares of the Common Stock in the form attached hereto as Exhibit B (together with any warrant issued in replacement or exchange thereof in accordance with the terms thereof, the "Warrants") (the Common Stock issued upon conversion of the Debentures and the Common Stock issued upon exercise of the Warrants collectively are referred to as the "Conversion Shares");

     D. Each Purchaser wishes to purchase, severally but not jointly, and the Company wishes to sell to each Purchaser, upon the terms and conditions stated in this Agreement, that aggregate principal amount of Debentures set forth opposite such Purchaser's name on Schedule I attached hereto (which aggregate principal amount for all Purchasers shall be equal to the sum of $3,100,000 and the Existing Debt) and the associated Warrants;

     E. Contemporaneously with Closing (as defined in Section 3), the parties hereto will execute and deliver a Registration Rights Agreement, substantially in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company will agree to provide certain registration rights with respect to the Conversion Shares under the Securities Act;

     F. Contemporaneously with Closing, the Purchasers and Sofaer Capital Inc., as collateral agent for and on behalf of the Purchasers (in such capacity, the "Collateral Agent") will execute and deliver a Collateral Agency Agreement (the "Collateral Agency Agreement"), in form and substance satisfactory to the Purchasers and the Collateral Agent;

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     G.  Contemporaneously  with Closing,  the Company and the Collateral  Agent will execute and deliver (i) a Security Agreement, substantially in the form attached hereto as Exhibit D (the "Security Agreement"), under which the Company will grant to the Collateral Agent, for itself and on behalf of the Purchasers, a blanket security interest in its personal property, (ii) a Copyright Security Agreement, substantially in the form attached hereto as Exhibit E (the
"Copyright Security Agreement"), under which the Company will grant to the Collateral Agent, for itself and on behalf of the Purchasers, a security interest in the Company's copyright registrations and applications for copyright
registrations,   and  (iii)  a  Patent   and   Trademark   Security   Agreement,
substantially in the form attached hereto as Exhibit F (the "Patent and Trademark Security Agreement"), under which the Company will grant to the Collateral Agent, for itself and on behalf of the Purchasers, a security interest in the Company's patents, patent applications and trademarks;

     H. The Security Agreement, the Copyright Security Agreement, the Patent and Trademark Security Agreement, and any other agreement pursuant to which the Company provides a security interest in its assets to the Collateral Agent and/or the Purchasers, and all filings, documents and agreements made or delivered pursuant thereto, collectively are referred to herein as the "Collateral Documents;"

     I. In order to facilitate the Closing, the Company, the Purchasers and Sichenzia Ross Friedman Ference LLP (the "Escrow Agent") are entering into an Escrow Agreement dated as of the date hereof, substantially in the form attached hereto as Exhibit G (the "Escrow Agreement"); and

     J. The Debentures, Warrants and the Conversion Shares collectively are referred to herein as the "Securities."

IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and each Purchaser agree as follows:

        SECTION 1. Authorization of Sale of the Debentures and Warrants. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale of up to $4,500,000 aggregate principal amount of Debentures and the Warrants. The Company reserves the right to increase or decrease the aggregate principal amount of Debentures sold in this private placement prior to the Closing Date (as defined in Section 3).

        SECTION 2. Agreement to Sell and Purchase the Debentures and Warrants. At the Closing, the Company will issue and sell to each Purchaser, and each Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the aggregate principal amount of Debentures set forth opposite its name on Schedule I attached hereto. The purchase price (the "Purchase Price" for the Debentures to be purchased by each Purchaser shall be equal to $1.00 for each $1.00 of principal amount of Debentures being purchased by such Purchaser at the Closing.


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The Company  confirms  that as of the date hereof it is indebted  under  certain promissory notes as set forth on Schedule 2 (such notes, together with all accrued interest thereon, the "Existing Debt"). As of the date of the Closing, the Existing Debt shall be refinanced by a principal amount of the Debentures equal to the Existing Debt outstanding as of such date.

At the Closing, the Company will issue and deliver to each Purchaser a Warrant, upon the terms and conditions hereinafter set forth, to purchase that number of shares of Common Stock as provided therein. Each Warrant will be exercisable at a price per share of Common Stock equal to the product of (i) 1.25 and (ii) the Reference Price (as defined in the Debenture) and be subject to the terms and conditions as set forth herein and in the Warrant.

The number of shares of Common Stock comprising the Conversion Shares shall be subject to adjustment, pursuant to the terms of the Debentures and the Warrants.

        SECTION 3.  Closing.

        3.1 The completion of the purchase and sale of the Debentures and Warrants (the "Closing") shall occur at the offices of Morrison & Foerster MNP, CityPoint, One Ropemaker Street, London EC2Y 9AW, United Kingdom, as soon as practicable and as agreed to by the parties hereto, within five (5) business days following the execution of this Agreement, or on such later date or at such different location as the parties shall agree in writing, but not prior to the date that the conditions for Closing set forth in this Agreement have been satisfied or waived by the appropriate party (the "Closing Date").

        3.2  Prior to Closing, the following conditions shall be met:

     (a) The representations and warranties made by the Company herein shall be true and correct as of the Closing Date and the Company shall have complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to the Closing Date;

     (b) The Company shall have delivered the certificate required by Section 4.21;

     (c) The Registration Rights Agreement, the Escrow Agreement and the Collateral Documents shall have been entered into by the parties thereto; and

     (d) The opinion of legal counsel for the Company shall have been delivered pursuant to Section 4.19.

        3.3 On the Closing Date, (i) each Purchaser shall pay the aggregate Purchase Price to the Escrow Agent for payment to the Company for the Debentures and Warrants to be issued and sold to such Purchaser at the Closing, by wire transfer of immediately available funds in accordance with the Escrow Agent's written wire instructions, and (ii) the Company shall deliver to the Escrow Agent for delivery to each Purchaser the Debentures (in the principal amounts as


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
such Purchaser shall have requested prior to the Closing) and Warrants which such Purchaser is then purchasing, duly executed on behalf of the Company and registered in the name of such Purchaser or its designee.

Notwithstanding the foregoing, each Purchaser shall pay the aggregate Purchase Price for the Debentures and Warrants to be issued and sold to such Purchaser net of the amount of the Existing Debt held by such Purchaser that is refinanced by the Debentures (which amount shall be applied in satisfaction of the Company's obligations under and in respect of the Existing Debt). Additionally, the Company shall instruct the Escrow Agent to make payment of a designated portion of the balance of the aggregate Purchase Price paid by the Purchasers to the Escrow Agent to the creditors of the Company specified in Schedule 3.

        SECTION 4. Representations, Warranties and Covenants of the Company. Except as disclosed in its Exchange Act filings prior to the date hereof or in the Schedules attached hereto, Company hereby represents and warrants to, and covenants with, each Purchaser as follows:

        4.1 Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect (as defined herein). The subsidiaries of the Company are listed on Exhibit H (each a "Subsidiary" and collectively, the "Subsidiaries"). Each Subsidiary is a direct or indirect wholly-owned subsidiary of the Company. Each Subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is qualified to do business as a foreign entity in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, the term "Material Adverse Effect" shall mean a material adverse effect upon the business, prospects, financial condition, properties or results of operations of the Company and its Subsidiaries, taken as a whole.

        4.2 Authorized Capital Stock. The Company has outstanding the capital stock set forth in Schedule 4.2 as of the date set forth therein; the issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof in the Company's report on Form 10-Q filed November 15, 2005. The Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, as contained in the Company's filings under the Securities Exchange Act of 1934, as amended (together with the rules and regulations of the Commission promulgated thereunder, the "Exchange Act"), accurately and fairly


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
presents all material information with respect to such plans, arrangements, options and rights. With respect to each Subsidiary, (i) all the issued and outstanding shares of each Subsidiary's capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with applicable federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and (ii) there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Subsidiary's capital stock or any such options, rights, convertible securities or obligations.

        4.3 Issuance, Sale and Delivery of the Shares. The Debentures have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, and free and clear of all pledges, liens, restrictions and encumbrances (other than restrictions on transfer under state and/or federal securities laws). As of the Closing, 130,000,000 shares of Common Stock shall have been duly authorized and reserved for issuance upon conversion of the Debentures to be issued at Closing and upon exercise of the Warrants. The Company covenants to amend its Articles of Incorporation within 105 days of Closing in order to authorize and reserve for issuance a number of shares of Common Stock which equals the sum of 125% of the maximum number of shares of Common Stock issuable upon conversion of the Debentures to be issued at the Closing and the number of shares of Common Stock issuable upon exercise of the Warrants. Upon conversion in accordance with the Debentures and upon exercise of the Warrants, the Conversion Shares will be duly authorized, validly issued, fully paid and nonassessable and free and clear of all pledges, liens, restrictions and encumbrances (other than restrictions on transfer under state and/or federal securities laws) with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance of the Conversion Shares by the Company pursuant to this Agreement. No shareholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the registration statement (the "Registration Statement") to be filed by it pursuant to the Registration Rights Agreement to require the Company to register the sale of any shares owned by such shareholder under the Securities Act in the Registration Statement. No further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Debentures and Warrants or the issuance of the Conversion Shares as contemplated herein.

        4.4 Due Execution, Delivery and Performance of this Agreement. The Company has full legal right, corporate power and authority to enter into and perform the transactions under this Agreement, the Debentures, the Warrants, the Registration Rights Agreement, the Collateral Documents and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction
Documents"). The Transaction Documents have been duly authorized, executed and delivered by the Company. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of the Transaction Documents or the consummation of the transactions contemplated by thereby, except for compliance with the blue sky laws and federal securities laws applicable to the offering of the Debentures and Warrants and filings in connection with the Collateral Documents. Upon the execution and delivery of this Agreement, and assuming the valid execution thereof by each Purchaser, this Agreement will constitute a


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
valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in the Registration Rights Agreement and in Section 9 hereof may be limited by federal or state securities laws or the public policy underlying such laws.

        4.5 No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation of the transactions contemplated thereby will not (i) result in a violation of the articles or certificate of incorporation or bylaws of the Company or any of its Subsidiaries or (ii) result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company or any of its Subsidiaries pursuant to the terms or provisions of, or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under (A) any agreement, lease, franchise, license, permit or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties may be bound or affected and in each case which would have a Material Adverse Effect, or (B) any statute or any judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its Subsidiaries or any of their respective properties where such conflict, breach, violation or default is likely to result in a Material Adverse Effect.

        4.6 Accountants. The firm of Aidman Piser & Co., which has expressed its opinion with respect to the consolidated financial statements to be included or incorporated by reference in the Registration Statement and the prospectus which forms a part thereof (the "Prospectus"), is an independent registered public accounting firm as required by the Securities Act and the Exchange Act and by the rules of the Public Company Accounting Oversight Board.

        4.7 No Defaults. Neither the Company nor any of its Subsidiaries is in violation or default of any provision of its articles or certificate of incorporation or bylaws, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, lease, franchise, license, permit or other instrument to which it is a party or by which it or any of its properties are bound which could reasonably be expected to have a Material Adverse Effect and there does not exist any state of facts which, with notice or lapse of time or both, would constitute an event of default on the part of the Company or any of its Subsidiaries as defined in such documents and which would have a Material Adverse Effect.

        4.8 Contracts. The material contracts to which the Company is a party that are filed as exhibits pursuant to the Securities Act or the Exchange Act have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company, enforceable by and against it in accordance with their respective terms, except as such


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enforceability   may  be   limited   by   applicable   bankruptcy,   insolvency,
reorganization or other similar laws relating to enforcement of creditors' rights generally and general equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws.

        4.9 No Actions. There are no legal or governmental actions, suits or proceedings pending and there are no inquiries or investigations, nor are there any legal or governmental actions, suits, or proceedings threatened to which the Company or any of its Subsidiaries is or may be a party or of which property owned or leased by the Company or any of its Subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, might reasonably be expected to have a Material Adverse Effect; and no labor disturbance by the employees of the Company exists or is imminent which might reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body which might reasonably be expected to have a Material Adverse Effect.

        4.10 Properties. The Company and the Subsidiaries have good and marketable title to all properties and assets reflected as owned in the financial statements included in the Company's most recently filed Form 10-KSB and Form 10-Q, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in the financial statements included in the Company's most recently filed Form 10-KSB and Form 10-Q, or (ii) those which are not material in amount and do not adversely affect the use of such property by the Company and its Subsidiaries. Each of the Company and its Subsidiaries holds its leased properties under valid and binding leases. The Company leases all such properties as are necessary to its operations as now conducted.

        4.11 No Material Change. Since September 30, 2005, (i) the Company and its Subsidiaries have not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material oral or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company and its Subsidiaries; (ii) the Company and its Subsidiaries have not sustained any material loss or interference with their businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) the Company and its Subsidiaries have not paid or declared any dividends or other distributions with respect to their capital stock and neither the Company nor any of its Subsidiaries is in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company or any of its Subsidiaries other than shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company's Board of Directors and repurchases of shares or options pursuant to repurchase plans already approved by the Company's Board of Directors, or indebtedness, other than the sale of the Debentures and Warrants, not incurred in the ordinary course of business that is material to the Company and its Subsidiaries, taken as a whole; and (v) there has not been any other event which has caused a Material Adverse Effect.


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        4.12 Intellectual  Property.  (i) The Company owns or has obtained valid and enforceable licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of the Company's business as currently conducted (collectively, the "Intellectual Property"); and (ii) (a) there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company that would preclude the Company from conducting its business as currently conducted and have a Material Adverse Effect, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company; (b) there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company, which infringement would have a Material Adverse Effect; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any Intellectual Property owned, licensed or optioned by the Company, other than claims which would not reasonably be expected to have a Material Adverse Effect; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company, other than non-material actions, suits, proceedings and claims; and (e) there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material actions, suits, proceedings and claims.

        4.13 Compliance. Neither the Company nor any of its Subsidiaries has been advised, nor has reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting its business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not have a Material Adverse Effect.

        4.14 Taxes. Except as disclosed on Schedule 4.14, each of the Company and its Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and neither the Company nor any of its Subsidiaries has knowledge of a tax deficiency which has been or might be asserted or threatened against it which might reasonably be expected to have a Material Adverse Effect. Promptly, but in any event not later than five (5) business days after the Closing Date, the Company shall pay the taxes, and any and all interest and penalties, due in respect of the Federal Tax Lien described in Schedule 4.14. Not later than ten
(10) business days after the Closing Date, the Company shall have effected the removal of such tax lien.

        4.15 Investment Company. None of the Company nor any of its Subsidiaries is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.


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        4.16 Offering  Materials.  The Company has not  distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Debentures and Warrants. Neither the Company nor any person acting on its behalf has in the past or will hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would subject the offer, issuance or sale of the Debentures or Warrants, as contemplated by this Agreement, to the registration requirements of
Section 5 of the Securities Act.

        4.17 Insurance. The Company and its Subsidiaries maintain insurance of the types and in the amounts that the Company reasonably believes is adequate for their businesses, including, but not limited to, insurance covering all real and personal property leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

        4.18 Additional Information. The information contained in the following documents does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective final dates:

     (a) the Company's Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2004;

     (b) the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005;

     (c) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005;

     (d) the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005; and

     (e) all other documents, if any, filed by the Company with the Commission since December 31, 2004 pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        4.19 Corporate Legal Opinion. As a condition to the Purchasers' obligations to purchase the Debentures and Warrants, legal counsel to the Company will deliver one or more legal opinions to the Purchasers and the Collateral Agent in a form reasonably satisfactory to the Purchasers, the Collateral Agent and their counsel.

        4.20 Intellectual PropertyFilings. As a condition to the Purchasers' obligation to purchase the Debentures and Warrants, the Company shall promptly, but not later than 30 days after the Closing Date, file or cause to be filed with the U.S. Patent and Trademark Office notice of its ownership or license rights in and to its Intellectual Property (including without limitation any patents, patent applications and patent disclosures, together with all reissuances, divisions, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof or composition of matter, formulation, or methods of manufacture or use thereof) that is susceptible to the filing of such notice and has not been subject to such filing prior to the Closing Date.

        4.21 Certificate. At the Closing, the Company will deliver to the Purchasers a certificate executed by the chief executive officer and the chief financial or accounting officer of the Company, dated as of the Closing Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct as of the date of this Agreement and as of the Closing Date and that the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

        4.22 Lock-Up. For a period of 45 days from the effective date of the Registration Statement, the Company will not, without the prior written consent of the Purchasers, which consent shall not be unreasonably withheld, sell, contract to sell or otherwise dispose of or issue any securities of the Company, except (i) securities issued pursuant to contractual obligations of the Company in effect as of the date of this Agreement and disclosed to the Purchasers or their counsel prior to the effective date of the Registration Statement; (ii) securities issued on a pro rata basis to all holders of a class of outstanding equity securities of the Company; and (iii) equity securities issued pursuant to employee benefit or purchase plans in effect as of the date of this Agreement. In addition, the Company will cause each of its officers and directors not to dispose of any equity securities of the Company for a period of 45 days from the effective date of the Registration Statement without the prior written consent of the Placement Agent, and will use its best efforts to cause such of its shareholders as may be designated by the Placement Agent to become subject to a lock-up arrangement reasonably acceptable to the Placement Agent that will prohibit the disposition of any equity securities of the Company for a period of 45 days from the effective date of the Registration Statement without the prior written consent of the Placement Agent.

        4.23 Reporting Company; Form SB-2. The Company is subject to the reporting requirements of the Exchange Act and has filed all reports required thereby. The Company is eligible to register the Debentures, Warrants and the Conversion Shares for resale by the Purchasers on a registration statement on Form SB-2 under the Securities Act. There exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant's consents) that reasonably could be expected to prohibit or delay the preparation and filing of a registration statement on Form SB-2 that will be available for the resale of the Debentures, Warrants and the Conversion Shares by the Purchasers.

        4.24 Use of Proceeds. The Company shall use the proceeds from the sale of Debentures and Warrants for general corporate purposes; provided, however, that a portion of such proceeds shall be paid directly to certain creditors of the Company, in accordance with Section 3 hereof and Schedule 3 attached hereto.

        4.25 Non-Public Information. The Company has not disclosed to the Purchasers information that would constitute material non-public information as of the Closing Date.

        4.26 Use of Purchaser Name. Except as may be required by applicable law or regulation, the Company shall not use any Purchaser's name or the name of any of their respective affiliates in any advertisement, announcement, press release or other similar public communication unless it has received the prior written consent of such Purchaser for the specific use contemplated or as otherwise required by applicable law or regulation.

        4.27 Related Party Transactions. No transaction has occurred between or among the Company, any of the Subsidiaries and their affiliates, officers or directors or any affiliate or affiliates of any such officer or director that is required to have been described under applicable securities laws in its Exchange Act filings and is not so described in such filings.

        4.28 Off-Balance Sheet Arrangements. There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect. There are no such transactions, arrangements or other relationships with the Company that may create contingencies or liabilities that are not otherwise disclosed by the Company in its Exchange Act filings.

        4.29 Governmental Permits, Etc. Each of the Company and its Subsidiaries has all franchises, licenses, certificates and other authorizations from such federal, state or local government or governmental agency, department or body that are currently required for the operation of the business of the Company and its Subsidiaries as currently conducted, except where the failure to posses currently such franchises, licenses, certificates and other authorizations is not reasonably expected to have a Material Adverse Effect. The Company and its Subsidiaries have not received any notice of proceedings relating to the revocation or modification of any such permit which, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

        4.30 Financial Statements. The consolidated financial statements of the Company and the related notes contained in its Exchange Act filings present fairly, in accordance with generally accepted accounting principles, the consolidated financial position of the Company and its Subsidiaries as of the dates indicated, and the results of their operations, cash flows and the changes in shareholders' equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such consolidated financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

        4.31 Trading of Common Stock. The Company shall comply with all requirements of the Over-The-Counter Bulletin Board quotation service (the "OTCBB"), and any other exchange upon which the Common Stock is traded, with respect to the issuance of Conversion Shares and shall use its best efforts to have the Conversion Shares traded on the OTCBB, or if the Common Stock is traded on a national securities exchange, upon such national securities exchange, on or before the first date that the Registration Statement is declared effective by the Commission.

        4.32 Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) that are designed to ensure that material information relating to the Company is made known to the Company's principal executive officer and the Company's principal financial officer or persons performing similar functions. The Company is otherwise in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated thereunder.

        4.33 Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

        4.34 Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. No executive officer of the Company is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

        4.35 ERISA. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (herein called "ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan"; or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "Pension Plan" for which the Company would have liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

        4.36 Environmental Matters. There has been no storage, disposal, generation, manufacture, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances by the Company or any of its Subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any of its Subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind into such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries has knowledge; the terms "hazardous wastes", "toxic wastes", "hazardous substances", and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

        4.37 Reverse Stock Split. Upon Closing, the Company shall have authorized a 50-1 reverse stock split of the authorized and outstanding Common Stock. The Company shall effect such 50-1 reverse stock split within thirty (30) days of Closing.

        4.38 Communications Regarding Agreement. Unless required by applicable law or regulation, the Company will not issue a press release mentioning this Agreement, any other Transaction Document or the transactions contemplated hereby or thereby without the prior approval of the Collateral Agent. Prior to Closing, the Company will keep the terms of the transactions contemplated by the Transaction Documents strictly confidential and will not distribute the terms of the transactions contemplated by the Transaction Documents to or discuss such terms with anyone, or distribute copies of any of the Transaction Documents, without the prior approval of the Collateral Agent.

        4.39 Collateral Matters. As a condition to the Purchasers' obligation to purchase the Debentures and Warrants, the Company will deliver to the Collateral Agent, on behalf of the Purchasers, in a form reasonably satisfactory to the Purchasers, the Collateral Agent and their counsel, each of the following: (i) confirmation that all UCC-1 financing statements necessary or appropriate in the reasonable opinion of the Collateral Agent to perfect the security interests of the Collateral Agent in the property described in the Collateral Documents (the

"Collateral") have been accepted for filing; (ii) such lien and judgment searches as the Collateral Agent has requested, and such termination statements or other documents, as may be necessary to confirm that the Collateral is subject to no other security interests in favor of any Persons other than Permitted Liens (as defined in the Security Agreement); (iii) the certificates or instruments representing any pledged Collateral, together with undated stock powers or indorsements, as the case may be, executed in blank, with respect thereto; (iv) if as of the date hereof any Collateral is located on any premises in which any third party has an interest, such bailee agreement, subordination agreement, landlord waiver agreement or collateral access agreement, as applicable, duly executed by such third party, as the Collateral Agent shall reasonably request; (v) evidence that all other actions necessary or appropriate in the reasonable opinion of the Collateral Agent to perfect and protect the security interests in the Collateral have been taken; and (vi) evidence of satisfactory insurance coverage, together with evidence that the Collateral Agent has been named as loss payee under all policies of property insurance and as additional insured under all policies of liability insurance.

        4.40 Collateral Documents. All representations and warranties of the Company contained in the Collateral Documents are true and correct as of the date hereof and as of the Closing Date.

        4.41 Conduct of Business. Between the date hereof and the Closing Date, the Company covenants to conduct its business in the ordinary course.

        SECTION 5. Representations, Warranties and Covenants of the Purchaser. The Purchasers, severally but not jointly, represent and warrant to, and covenant with, the Company that:

        5.1 Investor Status. The Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

        5.2 Experience of the Purchaser. The Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Debentures and Warrants, including investments in securities issued by the Company and comparable entities, and has had the opportunity to request, receive, review and consider all information it deems relevant in making an informed decision to purchase the Debentures and Warrants. The Purchaser understands that its investment in the Debentures and Warrants involves a significant degree of risk, including a risk of total loss of the Purchaser's investment. The Purchaser understands that there is no trading market for the Debentures or Warrants and that no representation is being made as to the future value of the Debentures, Warrants or the Conversion Shares. The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Debentures and Warrants and has the ability to bear the economic risks of an investment in the Debentures and Warrants.

        5.3 No Public Sale or Distribution. The Purchaser is (i) acquiring the Debentures and Warrants and (ii) upon conversion of the Debentures or exercise of the Warrants will acquire the Conversion Shares issuable upon conversion of the Debentures or exercise of the Warrants, in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Securities or any arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting the Purchaser's right to sell pursuant to the Registration Statement or in compliance with the Securities Act and the Rules and Regulations, or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser's right to indemnification under Section 9). The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities, except in compliance with the Securities Act and any applicable state securities laws (nor will the Purchaser engage in any short sale that results in a disposition of any of the Securities by the Purchaser, except in compliance with the Securities Act and any applicable state securities laws).

        5.4 Information. The Purchaser has, in connection with its decision to purchase the Debentures and Warrants, relied solely upon the Company's Exchange Act filings and the representations and warranties of the Company contained herein. The Purchaser has had an opportunity to discuss this investment with representatives of the Company and ask questions of them.

        5.5 Reliance on Exemptions. The Purchaser understands that the Debentures and Warrants are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Debentures and Warrants.

        5.6 Confidentiality. The Purchaser hereby acknowledges that it is prohibited from reproducing or distributing this Agreement, or any other offering materials or other information provided by the Company in connection with the Purchaser's consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents, except to its financial, investment or legal advisors in connection with its proposed investment in the Debentures and Warrants. Further, the Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential. The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering. In addition, the Purchaser hereby acknowledges that unauthorized disclosure of information regarding this offering may result in a violation of Regulation FD. This obligation will terminate upon the filing by the Company of a press release or press releases describing this offering. In addition to the above, the Purchaser shall maintain in confidence the receipt and content of any notice stating the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the

Exchange Act. The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal procedure, it shall provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order.

        5.7 No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Debentures or Warrants.

        5.8 Transfer or Resale. The Purchaser understands that, until such time as the Registration Statement has been declared effective or the Securities may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities will bear a restrictive legend in substantially the following form:

             "The Securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state or other jurisdiction. The Securities may not be offered, sold, pledged or otherwise transferred except (1) pursuant to an exemption from registration under the Securities Act or (2) pursuant to an effective registration statement under the Securities Act, in each case in accordance with all applicable securities laws of the states and other jurisdictions."

        5.9 Residency. The Purchaser's principal executive offices are in the jurisdiction set forth immediately below the Purchaser's name on the signature pages hereto.

        5.10 Organization; Validity; Enforcement. The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) the making and performance of this Agreement by the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party, or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Purchaser, (iii) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (iv) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except to the extent enforcement of the indemnification provisions, set forth in Section 9 of this Agreement, may be limited by federal or state securities laws or the public policy underlying such laws, and (v) there is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.

        SECTION 6. Register; Transfer Agent Instructions. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Debentures or Warrants), a register for the Debentures and the Warrants, in which the Company shall record the name and address of the person in whose name the Debentures or Warrants have been issued (including the name and address of each transferee), the principal amount of Debentures held by such person and the number of shares of Common Stock subject to Warrants held by such person. The Company shall keep the register open and available during business hours for inspection by the Purchaser or its legal representatives upon prior written notice.

        SECTION 7. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Debentures and Warrants delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Debentures and Warrants being purchased and the payment therefor.

        SECTION 8. Costs and Expenses. In consideration of each Purchaser's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company agrees to pay from time to time (after the Closing Date) all reasonable out of pocket expenses of the Collateral Agent and the Purchasers for any amendments, waivers, consents, supplements, terminations, releases or other modifications to this Agreement or any other Transaction Document as may from time to time hereafter be requested or initiated by the Company (including the reasonable fees and expenses of one counsel for the Collateral Agent and the Purchasers, or of any consultants or other experts retained by the Collateral Agent or the Purchasers from time to time in connection therewith), and to pay all expenses of the Collateral Agent and the Purchasers (including fees and expenses of counsel to the Collateral Agent and the Purchasers, or of any consultants or other experts retained by the
Collateral Agent or the Purchasers) incurred in connection with any restructuring or "work-out" of any Debentures. The Company also agrees to pay and hold the Collateral Agent and the Purchasers harmless from any stamp, documentary, intangibles, transfer or similar taxes or charges, and to reimburse Collateral Agent and the Purchasers upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and expenses) incurred by Collateral Agent and the Purchasers in enforcing the obligations of the Company under this Agreement or any other Transaction Document. The Collateral Agent is a third-party beneficiary of this Section 8.

        SECTION 9. Indemnification. In further consideration of each Purchaser's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Collateral Agent, each Purchaser and each other holder of the Securities and all of their shareholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (ii) the status of such Purchaser or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9 shall be the same as those set forth in Sections 6 and 7 of the Registration Rights Agreement. The Collateral Agent is a third-party beneficiary of this Section 9.

        SECTION 10. Broker's Fee. Each Purchaser acknowledges that the Company intends to pay to Sofaer Capital UK, Ltd. a fee in respect of the sale of the Debentures and Warrants to the Purchasers. The Purchasers and the Company hereby agree that the Purchasers shall not be responsible for such fee and that the Company will indemnify and hold harmless the Purchasers against any losses, claims, damages, liabilities or expenses, joint or several, to which they may become subject with respect to such fee. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Debentures and Warrants to the Purchasers.

        SECTION 11. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon delivery to the party to be notified; (ii) when received by confirmed facsimile or (iii) one (1) business day after deposit with a nationally recognized overnight carrier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the Company and each Purchaser as follows or at such other addresses as the Company or each Purchaser may designate upon ten
(10) days' advance written notice to the other party:

          (a) if to the Company, to:

                               Douglas Bauer
                               Powerlinx, Inc.
                               1700 66th St. North, Suite 300
                               St. Petersburg, FL 33710

              with a copy to:

                               Darin Ocasio, Esq.
                               Sichenzia Ross Friedman Ference LLP
                               1065 Avenue of the Americas, 21st Floor
                               New York, N.Y. 10018
                               Phone: (212) 930-9700
                               Fax: (212) 930-9725

          (b) if to a Purchaser, at its address as set forth in Schedule I.


        SECTION 12. Termination. In the event that the Closing shall not have occurred with respect to a Purchaser on or before ten (10) business days from the date hereof due to the Company's or such Purchaser's failure to satisfy the conditions set forth in Sections 4 and 5 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

        SECTION 13. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchasers representing at least a majority of the aggregate principal amount of the Debentures (the "Required Purchasers"). No provision hereunder may be waived other than in a written instrument executed by the waiving party.

        SECTION 14. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

        SECTION 15. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        SECTION 16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule and the federal law of the United States of America. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

        SECTION 17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered (including by facsimile) to the other parties.

        SECTION 18. Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers makes any representation, warranty, covenant or undertaking with respect to such matters.

        SECTION 19. Assignment. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective permitted successors, assigns, heirs, executors and administrators. This Agreement and the rights of the Purchasers hereunder may be assigned by the Purchaser without the prior consent of the Company.

        SECTION 20. Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

        SECTION 21. Independent Nature ofPurchasers. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The decision of each Purchaser to purchase Debentures and Warrants pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser , and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchaser as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchaser are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.





[Remainder  of  Page  Left  Intentionally  Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

COMPANY:


By:  _________________________________
Name:  Michael  Tomlinson
Title:  CEO

     PURCHASERS:

[NAME]
By:  _________________________________
Name:
Title:




[NAME]
By:  _________________________________
Name:
Title:



[NAME]
By:  _________________________________
Name:
Title: